UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 3, 2010

GENCO SHIPPING & TRADING LIMITED

(Exact Name of Registrant as Specified in Charter)

Republic of the Marshall Islands	000-28506	98-043-9758
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

299 Park Avenue 20th Floor	10171
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (646) 443-8550

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.              Entry into a Material Definitive Agreement

Subscription Agreement

On March 3, 2010, Baltic Trading Limited (“Baltic Trading”), a wholly-owned indirect subsidiary of Genco Shipping & Trading Limited (the “Company”) entered into a subscription agreement with Genco Investments LLC (“Genco Investments”), a wholly-owned direct subsidiary of the Company and the sole shareholder of Baltic Trading (the “Subscription Agreement”).  Under the Subscription Agreement, the Company subscribed for a total of 5,699,088 shares of Class B Stock in exchange for a total capital contribution of $75 million, with amounts previously advanced by Genco Investments to Baltic Trading being credited against such $75 million.

The foregoing description of the Subscription Agreement does not purport to be complete and is qualified in its entirety by reference to such agreement, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Shareholders Rights Agreement

On March 5, 2010, Baltic Trading entered into a Shareholders Rights Agreement with Mellon Investor Services LLC, as rights agent (the “Shareholders Rights Agreement”).  Pursuant to the Shareholders Rights Agreement, upon the occurrence of certain customary triggering events, each holder of Baltic Trading’s Common Stock and Class B Stock will be entitled to purchase from Baltic Trading a unit consisting of one tenth of one share of the same class of stock in which such right is included, subject to specified adjustments.  Until a right is exercised, the holder of a right will have no rights to vote, receive dividends or any other shareholder rights by virtue of its ownership of such right.

The foregoing description of the Shareholders Rights Agreement does not purport to be complete and is qualified in its entirety by reference to such agreement, a copy of which is filed as Exhibit 10.2 hereto and incorporated herein by reference.

Item 9.01.              Financial Statements and Exhibits.

(d)   Exhibits

Exhibit No.	Description

10.1	Subscription Agreement, dated March 3, 2010, between Baltic Trading Limited and Genco Investments LLC

10.2	Shareholders Rights Agreement, dated March 5, 2010, between Baltic Trading Limited and Mellon Investor Services LLC

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Genco Shipping & Trading Limited has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENCO SHIPPING & TRADING LIMITED

DATE: March 9, 2010

/s/ John C. Wobensmith
John C. Wobensmith
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Subscription Agreement, dated March 3, 2010, between Baltic Trading Limited and Genco Investments LLC

10.2	Shareholders Rights Agreement, dated March 5, 2010, between Baltic Trading Limited and Mellon Investor Services LLC